UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 21, 2025
NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 3300
Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 574-1880
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 24, 2025, Eric Garcia’s employment with NextDecade Corporation (the “Company”) terminated and as of such date he no longer served as the Company’s principal accounting officer. Mr. Garcia’s departure is not the result of any issues or disagreements with the Company relating to the Company’s financial disclosures, accounting matters, operations, policies or practices.

Luke Boylston, age 36, will serve as the Company’s interim principal accounting officer while the Company is conducting its search for a new Chief Accounting Officer. Mr. Boylston has served as the Company’s Senior Director and Controller since joining the Company in October 2023. Prior to joining the Company, Mr. Boylston served as Chief Accounting Officer of Battle Motors, Inc. from October 2022 until October 2023 and as Financial Controller for TotalEnergies Gas & Power North America from September 2021 to October 2022. Before his time at TotalEnergies, Mr. Boylston spent five years in roles of increasing responsibility with the financial reporting department at Tellurian Inc., culminating in the position of Controller. Mr. Boylston began his career in the audit practice of Ernst & Young, LLP. Mr. Boylston holds a Bachelor of Business Administration degree in Accounting from Texas Tech University, a Master of Science degree in Accountancy from the University of Houston and a Master of Business Administration degree from Rice University. He is a Certified Public Accountant in Texas.

Mr. Boylston's appointment was not made pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Boylston and any director or other executive officer of the Company. Mr. Boylston has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 27, 2025

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel